SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                             FORM 8-K


        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported) JULY 30, 2002


                                NBI, INC.
      (Exact name of registrant as specified in its charter)




           Delaware                1-8232               84-0645110
 (State or other jurisdiction   (Commission          (I.R.S. Employer
        of Incorporation)       File Number)        Identification No.)





       850 23rd Avenue, Suite D, Longmont, Colorado  80501
             (Address of principal executive offices)


Registrant's telephone number, including area code: (303) 684-2700



                               Not Applicable
  (Former name or former address, if changed since last report)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING
ACCOUNTANT

Effective July 30, 2002, the client-auditor relationship between NBI, Inc. (the Company) and BDO Seidman, LLP (BDO) ceased. The
Company dismissed BDO on July 30, 2002.

The change in certifying accountants was approved by the Company's board of directors.

BDO's reports on the consolidated financial statements of the Company for each of the past two years did not contain an adverse opinion or a disclaimer of opinion, or was qualified as to any uncertainty in audit scope or accounting principle; however the audit opinion of BDO on the Company's most recent consolidated financial statements as of and for the period ending June 30, 2001 was modified to include an explanatory paragraph which contained a statement that the Company's inability to repay overborrowings on its revolving line of credit and meet certain financial ratios required under the bank credit agreement which allows the bank, at its option, to demand immediate payment of the entire outstanding bank debt raised substantial doubt about the Company s ability to continue as a going concern.

During the two years ended June 30, 2001 and the subsequent interim periods preceding the date of the dismissal of BDO on July
30, 2002, there were no disagreements with BDO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO, would have caused the former accountant to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods.

During the two years ended June 30, 2001 and the subsequent interim periods preceding the date of the dismissal of BDO on July 30, 2002, there were no reportable events requiring disclosure pursuant to Item 304 (a) (1) (iv) of Regulation S-B.

Effective July 30, 2002, the Company engaged Anton Collins
Mitchell LLP (ACM), a professional corporation, which is a member of the BDO Seidman Alliance, as its independent accountants. During the two years ended June 30, 2001 and the subsequent interim periods preceding the effective date of the engagement of July 30, 2002, neither the Company nor anyone on its behalf consulted ACM regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has ACM provided to the Company a written report or oral advice regarding such principles or audit opinion.

The Company has requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from BDO dated August 1, 2002 is filed as Exhibit 16 to this Form 8-K.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                  NBI, INC.




Dated: August 1, 2002             By:  /s/ Marjorie A. Cogan
                                         Marjorie A. Cogan
                                    As a duly authorized officer
                                Chief Financial Officer, Secretary